THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT 2

Supplement dated August 29, 2014
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective on or about September 2, 2014, Warren N. Koontz, Jr., CFA, will join Spiros “Sig” Segalas as a portfolio manager. Avi Z. Berg and David A. Kiefer, CFA will no longer serve as portfolio managers. To reflect these changes, the Prospectus and SAI are revised, as follows:

The section of the Prospectus entitled “Management—Advisory Arrangements” is amended by deleting all information pertaining to Messrs. Berg and Kiefer, and including the following professional biography for Mr. Koontz:

Warren N. Koontz, Jr., CFA, is a Managing Director, Portfolio Manager, and Head of Large- Cap Value Equity, including both diversified and concentrated strategies, for the firm. Warren joined Jennison in September 2014. Prior to joining Jennison, Warren was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Warren was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Warren earned Bachelor of Science in finance and Master of Business Administration degrees from The Ohio State University. He is also a Chartered Financial Analyst (CFA).

The section of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Managers” is revised by deleting the information for Messrs. Berg and Kiefer and adding the following information pertaining to Mr. Koontz:

Information About Other Accounts Managed by Warren N. Koontz, Jr., CFA
Portfolio Managers	Registered Investment Companies/Total Assets (Millions)	Other Pooled Investment Vehicles/Total Assets (Millions)	Other Accounts/Total Assets (Millions)	Ownership of Fund Securities
Warren N. Koontz, Jr., CFA	9/$6,811	2/$506	*1/$16	None

Information in the above table is as of August 26, 2014 and is pro forma. * Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

The structure of, and methods used by Jennison to determine the compensation for each of Mr. Segalas and Mr. Koontz is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Mr. Segalas is measured against the Russell 1000 Growth Index.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Mr. Koontz is measured against the Russell 1000 Value Index;

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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